UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): December 16, 2008

                                GERON CORPORATION
             (Exact name of registrant as specified in its charter)

        Delaware                     0-20859                  75-2287752
(State or other jurisdiction  (Commission File Number)      (IRS Employer
    of incorporation)                                       Identification No.)


                             230 CONSTITUTION DRIVE
                          MENLO PARK, CALIFORNIA 94025
          (Address of principal executive offices, including zip code)

                                 (650) 473-7700
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements of Certain Officers

     On December 16, 2008, the Compensation Committee of the Board of Directors of Geron Corporation (the "Company") approved (a) annual base salaries for 2009, which are the same as the 2008 annual base salaries and (b) cash performance bonuses for 2008 for the following principal executive officer, principal financial officer and named executive officers of the Company:

--------------------------------------------------------------------------------------------------
                                                        2009
                                                       Salary            2009            2008
Name and Position                                     Increase        Base Salary     Cash Bonus
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Thomas B. Okarma, Ph.D., M.D.                        $    --         $   535,000    $    280,900
   President and CEO
--------------------------------------------------------------------------------------------------
David L. Greenwood                                   $    --         $   415,000    $    163,400
   Executive Vice President and CFO
--------------------------------------------------------------------------------------------------
Fabio M. Benedetti, M.D.                             $    --         $   350,000    $    102,300
   Senior Vice President, Chief Medical
   Officer, Oncology
--------------------------------------------------------------------------------------------------
David J. Earp, J.D., Ph.D.                           $    --         $   325,000    $    113,800
   Senior Vice President, Bus. Dev. and
   Chief Patent Counsel
--------------------------------------------------------------------------------------------------
Calvin B. Harley, Ph.D.                              $    --         $   315,000    $     96,500
   Chief Scientific Officer
--------------------------------------------------------------------------------------------------
Melissa Kelly Behrs                                  $    --         $   320,000    $    112,000
   Senior Vice President, Therapeutic
   Development, Oncology
--------------------------------------------------------------------------------------------------
Jane S. Lebkowski, Ph.D.                             $    --         $   335,000    $    117,300
   Senior Vice President, Regenerative
   Medicine
--------------------------------------------------------------------------------------------------

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    GERON CORPORATION


Date: December 19, 2008             By: /s/ David L. Greenwood
                                    --------------------------------------------
                                    Name:     David L. Greenwood
                                    Title:    Executive Vice President,
                                              Chief Financial Officer